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                                                                   EXHIBIT 23.1

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 11, 2000, included in LodgeNet's Form 10-K for the year ended December 31, 1999 and to all references to our firm included in this Registration Statement.

Minneapolis, Minnesota,
April 5, 2000

                                                     ARTHUR ANDERSEN LLP